Exhibit 99.2

SYNOVUS INCOME STATEMENT (In thousands, except per share data)	4 of 11

	Nine Months Ended September 30,
	2004	2003	Change
Interest Income (Taxable Equivalent)	$851,961	802,301	6	.2%
Interest Expense	210,061	231,114	(9.1)

Net Interest Income (Taxable Equivalent)	641,900	571,187	12.4
Tax Equivalent Adjustment	5,257	5,554	(5.3)

Net Interest Income	636,643	565,633	12.6
Provision for Loan Losses	54,464	51,977	4.8

Net Interest Income After Provision	582,179	513,656	13.3

Non-Interest Income:
Electronic Payment Processing Services	577,897	519,906	11.2
Other Transaction Processing Services Revenue	125,681	81,735	53.8
Service Charges on Deposits	90,877	77,877	16.7
Fees For Trust Services	23,946	21,925	9.2
Brokerage Revenue	16,387	15,108	8.5
Mortgage Banking Income	19,527	51,991	(62.4)
Credit Card Fees	21,646	19,117	13.2
Securities Gains (Losses)	(89)	1,336	nm
Other Fee Income	21,573	17,335	24.4
Other Non-Interest Income	62,730	38,557	62.7

Non-Interest Income before Reimbursable Items	960,175	844,887	13.6
Reimbursable Items	172,499	168,852	2.2

Total Non-Interest Income	1,132,674	1,013,739	11.7

Non-Interest Expense:
Personnel Expense	556,210	505,091	10.1
Occupancy & Equipment Expense	244,650	208,872	17.1
Other Non-Interest Expense	216,921	174,538	24.3

Non-Interest Expense before Reimbursable Items	1,017,781	888,501	14.6
Reimbursable Items	172,499	168,852	2.2

Total Non-Interest Expense	1,190,280	1,057,353	12.6

Minority Interest in Consolidated Subsidiaries	20,581	19,453	5.8
Income Before Taxes	503,992	450,589	11.9
Income Tax Expense	185,681	164,303	13.0

Net Income	$318,311	286,286	11.2

Basic Earnings Per Share	1.04	0.95	9.6
Diluted Earnings Per Share	1.03	0.94	9.4
Dividends Declared Per Share	0.52	0.50	5.0
Return on Assets	1.86%	1.89	(3	) bp
Return on Equity	17.52	17.80	(28)
Average Shares Outstanding - Basic	306,435	302,067	1	.4%
Average Shares Outstanding - Diluted	309,348	304,574	1.6

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS INCOME STATEMENT (In thousands, except per share data)	5 of 11

		2004		2003		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'04 vs. '03 Change
Interest Income (Taxable Equivalent)	$301,457	279,013	271,491	266,581	268,079	12	.5%
Interest Expense	76,313	66,804	66,944	67,314	73,135	4.3

Net Interest Income (Taxable Equivalent)	225,144	212,209	204,547	199,267	194,944	15.5
Tax Equivalent Adjustment	1,710	1,747	1,800	1,836	1,831	(6.6)

Net Interest Income	223,434	210,462	202,747	197,431	193,113	15.7
Provision for Loan Losses	21,192	17,548	15,724	19,800	15,108	40.3

Net Interest Income After Provision	202,242	192,914	187,023	177,631	178,005	13.6

Non-Interest Income:
Electronic Payment Processing Services	204,340	190,607	182,950	182,806	177,580	15.1
Other Transaction Processing Services Revenue	43,006	41,827	40,848	37,060	30,927	39.1
Service Charges on Deposits	31,257	31,188	28,432	29,527	26,710	17.0
Fees For Trust Services	7,948	7,907	8,091	8,084	7,189	10.6
Brokerage Revenue	5,012	5,616	5,759	5,353	5,338	(6.1)
Mortgage Banking Income	6,861	5,772	6,894	6,642	18,021	(61.9)
Credit Card Fees	8,097	7,509	6,040	6,927	7,110	13.9
Securities Gains (Losses)	(24)	--	(65)	1,155	755	nm
Other Fee Income	7,451	7,202	6,920	6,347	6,039	23.4
Other Non-Interest Income	14,035	17,919	30,776	15,376	11,776	19.2

Non-Interest Income before Reimbursable Items	327,983	315,547	316,645	299,277	291,445	12.5
Reimbursable Items	56,309	55,745	60,445	56,313	55,740	1.0

Total Non-Interest Income	384,292	371,292	377,090	355,590	347,185	10.7

Non-Interest Expense:
Personnel Expense	194,624	174,955	186,631	167,157	171,525	13.5
Occupancy & Equipment Expense	80,073	86,187	78,390	72,816	70,289	13.9
Other Non-Interest Expense	74,699	74,365	67,857	68,504	63,134	18.3

Non-Interest Expense before Reimbursable Items	349,396	335,507	332,878	308,477	304,948	14.6
Reimbursable Items	56,309	55,745	60,445	56,313	55,740	1.0

Total Non-Interest Expense	405,705	391,252	393,323	364,790	360,688	12.5

Minority Interest in Consolidated Subsidiaries	7,480	6,852	6,249	7,519	6,780	10.3
Income Before Taxes	173,349	166,102	164,541	160,912	157,722	9.9
Income Tax Expense	64,341	60,961	60,379	58,273	57,722	11.5

Net Income	$109,008	105,141	104,162	102,639	100,000	9.0

Basic Earnings Per Share	0.35	0.34	0.34	0.34	0.33	6.1
Diluted Earnings Per Share	0.35	0.34	0.34	0.34	0.33	6.2
Dividends Declared Per Share	0.17	0.17	0.17	0.17	0.17	5.0
Return on Assets	1.82%	1.86%	1.91%	1.94%	1.91%	(9	) bp
Return on Equity	17.00	17.60	18.00	18.37	18.32	(132)
Average Shares Outstanding - Basic	309,448	306,180	303,644	301,842	301,366	2	.7%
Average Shares Outstanding - Diluted	312,343	308,857	306,812	306,160	304,514	2.6

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS Financial Services Segment INCOME STATEMENT (In thousands, except per share data)	6 of 11

	Nine Months Ended September 30,
	2004	2003	Change
Interest Income (Taxable Equivalent)	$851,954	802,316	6	.2%
Interest Expense	210,556	231,726	(9.1)

Net Interest Income (Taxable Equivalent)	641,398	570,590	12.4
Tax Equivalent Adjustment	5,250	5,542	(5.3)

Net Interest Income	636,148	565,048	12.6
Provision for Loan Losses	54,464	51,977	4.8

Net Interest Income After Provision	581,684	513,071	13.4

Non-Interest Income:
Service Charges on Deposits	90,877	77,877	16.7
Fees For Trust Services	24,489	22,337	9.6
Brokerage Revenue	16,387	15,108	8.5
Mortgage Banking Income	19,527	51,991	(62.4)
Credit Card Fees	21,646	19,117	13.2
Securities Gains (Losses)	(89)	1,336	nm
Other Fee Income	21,573	17,335	24.4
Other Non-Interest Income	52,110	29,878	74.4

Total Non-Interest Income	246,520	234,979	4.9

Non-Interest Expense:
Personnel Expense	281,913	259,873	8.5
Occupancy & Equipment Expense	60,851	55,800	9.1
Other Non-Interest Expense	124,329	115,282	7.8

Total Non-Interest Expense	467,093	430,955	8.4

Income Before Taxes	361,111	317,095	13.9
Income Tax Expense	130,047	113,172	14.9

Net Income	$231,064	203,923	13.3

Return on Assets	1.41%	1.40	1	bp
Return on Equity	17.18	16.74	44

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS Financial Services Segment INCOME STATEMENT (In thousands)	7 of 11

	2004			2003		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'04 vs. '03 Change
Interest Income (Taxable Equivalent)	$301,458	279,010	271,486	266,577	268,093	12	.4%
Interest Expense	76,502	66,964	67,090	67,340	73,175	4.5

Net Interest Income (Taxable Equivalent)	224,956	212,046	204,396	199,237	194,918	15.4
Tax Equivalent Adjustment	1,710	1,744	1,796	1,831	1,826	(6.4)

Net Interest Income	223,246	210,302	202,600	197,406	193,092	15.6
Provision for Loan Losses	21,192	17,548	15,724	19,800	15,108	40.3

Net Interest Income After Provision	202,054	192,754	186,876	177,606	177,984	13.5

Non-Interest Income:
Service Charges on Deposits	31,257	31,188	28,432	29,527	26,710	17.0
Fees For Trust Services	8,160	8,097	8,232	8,219	7,322	11.4
Brokerage Revenue	5,012	5,616	5,759	5,353	5,338	(6.1)
Mortgage Banking Income	6,861	5,772	6,894	6,642	18,021	(61.9)
Credit Card Fees	8,097	7,509	6,040	6,927	7,110	13.9
Securities Gains (Losses)	(24)	--	(65)	1,155	755	nm
Other Fee Income	7,451	7,202	6,920	6,347	6,039	23.4
Other Non-Interest Income	9,885	13,987	28,238	11,875	9,766	1.2

Total Non-Interest Income	76,699	79,371	90,450	76,045	81,061	(5.4)

Non-Interest Expense:
Personnel Expense	93,631	91,283	96,999	80,346	88,894	5.3
Occupancy & Equipment Expense	21,156	20,004	19,691	20,041	19,244	9.9
Other Non-Interest Expense	42,764	42,310	39,254	44,065	39,426	8.5

Total Non-Interest Expense	157,551	153,597	155,944	144,452	147,564	6.8

Income Before Taxes	121,202	118,528	121,382	109,199	111,481	8.7
Income Tax Expense	43,935	42,486	43,625	38,536	40,214	9.3

Net Income	$77,267	76,042	77,757	70,663	71,267	8.4

Return on Assets	1.35%	1.41%	1.49%	1.39%	1.42	(7)	bp
Return on Equity	16.20	17.26	18.18	17.07	17.44	124

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS BALANCE SHEET (In thousands, except per share data)	8 of 11

	September 30, 2004	December 31, 2003	September 30, 2003
ASSETS
Cash and due from banks	$757,380	696,030	706,029
Interest earning deposits with banks	4,140	4,423	4,426
Federal funds sold and securities purchased
under resale agreements	122,130	172,922	138,448
Mortgage loans held for sale	126,099	133,306	238,986
Investment securities available for sale	2,621,120	2,529,257	2,431,951

Loans, net of unearned income	18,871,056	16,464,914	15,918,573
Allowance for loan losses	(257,647)	(226,059)	(223,461)

Loans, net	18,613,409	16,238,855	15,695,112

Premises and equipment, net	629,738	578,710	565,003
Contract acquisition costs and computer software, net	364,382	383,562	343,469
Goodwill, net	419,323	248,868	248,870
Other intangible assets, net	41,552	33,970	35,600
Costs in excess of billings on uncompleted contracts	7,272	--	--
Other assets	682,948	612,726	615,500

Total assets	$24,389,493	21,632,629	21,023,394

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$3,202,214	2,833,567	2,800,637
Interest bearing	14,572,170	13,108,042	12,723,450

Total deposits	17,774,384	15,941,609	15,524,087
Federal funds purchased and securities sold
under repurchase agreements	1,671,239	1,354,887	1,115,984
Long-term debt	1,740,103	1,575,777	1,684,798
Billings in excess of costs and profits on uncompleted contracts	--	17,573	24,074
Other liabilities	468,141	355,906	365,213

Total liabilities	21,653,867	19,245,752	18,714,156

Minority interest in consolidated subsidiaries	158,912	141,838	133,432
Shareholders' equity:
Common stock, par value $1.00 a share (1)	315,200	307,748	307,055
Surplus	619,734	442,931	422,615
Treasury stock (2)	(113,944)	(113,940)	(112,738)
Unearned compensation	(146)	(266)	(306)
Accumulated other comprehensive income	18,513	29,509	32,873
Retained earnings	1,737,357	1,579,057	1,526,307

Total shareholders' equity	2,576,714	2,245,039	2,175,806

Total liabilities and shareholders' equity	$24,389,493	21,632,629	21,023,394

(1)	Common shares outstanding: 309,538,462; 302,090,128; and 301,441,645 at September 30, 2004, December 31, 2003, and September 30, 2003, respectively.

(2)	Treasury shares: 5,661,623 at September 30, 2004, 5,658,005 at December 31, 2003, and 5,612,964 at September 30, 2003.

SYNOVUS AVERAGE BALANCES AND YIELD RATES (Dollars in thousands)	9 of 11
	2004		2003
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets

Taxable Investment Securities	$2,382,319	2,355,328	2,319,280	2,200,668	2,067,538
Yield	3.72%	3.71	3.86	3.74	3.73
Tax-Exempt Investment Securities	$233,271	230,885	229,905	233,425	233,198
Yield	6.92%	7.14	7.14	7.11	7.13
Commercial Loans	$15,385,995	14,567,795	13,991,230	13,346,751	13,081,909
Yield	5.79%	5.66	5.67	5.73	5.84
Consumer Loans	$958,540	967,450	1,003,595	1,037,283	1,068,485
Yield	8.03%	8.00	8.03	8.08	8.29
Mortgage Loans	$936,240	856,688	823,625	819,412	810,525
Yield	5.89%	5.92	6.01	6.10	6.21
Credit Card Loans	$248,755	245,534	241,415	239,433	229,271
Yield	8.93%	8.53	9.28	8.69	9.04
Home Equity Loans	$890,867	790,238	719,915	674,264	619,826
Yield	4.61%	4.45	4.50	4.52	4.58
Allowance for Loan Losses	$(252,370)	(241,082)	(231,822)	(225,021)	(224,360)

Loans, Net	$18,168,027	17,186,623	16,547,958	15,892,122	15,585,656
Yield	5.97%	5.87	5.91	5.98	6.10

Mortgage Loans Held for Sale	$112,502	148,471	105,557	136,133	343,069
Yield	6.15%	5.27	5.33	5.43	5.04

Federal Funds Sold	$162,580	158,373	171,284	113,728	109,652
Yield	1.23%	1.04	1.10	1.14	1.31
Time Deposits with Banks	$4,136	4,137	4,372	4,426	4,500
Yield	0.80%	0.45	0.46	0.46	0.47

Total Interest Earning Assets	$21,062,836	20,083,817	19,378,354	18,580,502	18,343,613
Yield	5.69%	5.58	5.63	5.70	5.80

Interest Bearing Liabilities

Time Deposits Over $100,000	$4,135,970	3,789,423	3,628,357	3,446,050	3,471,693
Rate	2.35%	2.21	2.29	2.46	2.67
Time Deposits Under $100,000	$2,209,883	2,225,224	2,266,593	2,311,870	2,407,719
Rate	2.18%	2.21	2.28	2.35	2.51
Other Interest Bearing Deposits	$8,050,733	7,624,880	7,323,415	7,112,385	6,873,110
Rate	0.94%	0.80	0.80	0.79	0.80
Federal Funds Purchased and Other
Short-Term Borrowings	$1,422,598	1,513,306	1,495,333	1,176,709	1,020,042
Rate	1.40%	1.00	0.98	0.95	0.97
Long-Term Debt	$1,747,788	1,667,441	1,635,648	1,576,346	1,698,311
Rate	3.51%	3.53	3.71	3.79	4.17

Total Interest Bearing Liabilities	$17,566,972	16,820,274	16,349,345	15,623,360	15,470,875
Rate	1.72%	1.59	1.64	1.71	1.87

Non-Interest Bearing Demand Deposits	$3,137,357	3,006,493	2,769,367	2,715,015	2,669,500
Shareholders' Equity	$2,550,346	2,402,271	2,327,319	2,216,818	2,165,657
Total Assets	$23,778,250	22,705,467	21,913,168	21,028,492	20,760,836

Spread	3.97%	3.99	3.99	3.99	3.93
Net Interest Margin	4.25%	4.24	4.24	4.26	4.22

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION (Dollars in thousands)	10 of 11

	September 30, 2004
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding		Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans
Commercial Real Estate
Multi-Family	$563,195	3	.0%	$931	1	.2%
Hotels	788,160	4.2		1,541	1.9
Office Buildings	724,883	3.8		769	1.0
Shopping Centers	565,994	3.0		2,738	3.4
Commercial Development	659,350	3.5		60	0.1

Total Investment Properties	3,301,582	17.5		6,039	7.6

1-4 Family Construction	1,093,713	5.8		1,235	1.5
1-4 Family Perm / Mini-Perm	828,892	4.4		5,427	6.8
Residential Development	985,318	5.2		--	--

Total 1-4 Family Properties	2,907,923	15.4		6,662	8.3
Land Acquisition	886,014	4.7		212	0.3

Total Investment-Related Real Estate	7,095,519	37.6		12,913	16.2

Owner-Occupied	2,180,811	11.5		6,405	8.0
Other Property	1,602,199	8.5		3,791	4.8

Total Commercial Real Estate	10,878,529	57.6		23,109	29.0
Commercial & Industrial	4,935,646	26.2		48,977	61.4
Consumer	3,097,262	16.4		7,690	9.6
Unearned Income	(40,381)	(0.2)		--	--

Total	$18,871,056	100.	0%	$79,776	100.	0%

CREDIT QUALITY DATA (Dollars in thousands)	11 of 11

	2004		2003			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'04 vs. '03 Quarter
Nonperforming Loans	79,776	67,489	70,007	67,442	93,633	(14	.8)%
Other Real Estate	25,424	26,972	26,061	28,422	22,842	11.3
Nonperforming Assets	105,200	94,461	96,068	95,864	116,475	(9.7)
Allowance for Loan Losses	257,647	248,585	236,056	226,059	223,461	15.3
Net Charge-Offs - Quarter	12,130	9,589	6,773	17,202	12,626	(3.9)
Net Charge-Offs - YTD	28,492	16,362	6,773	56,093	38,891	(26.7)
Net Charge-Offs / Average Loans - Quarter	0.26	0.22	0.16	0.43	0.32
Net Charge-Offs / Average Loans - YTD	0.22	0.19	0.16	0.36	0.34
Nonperforming Loans / Loans & ORE	0.42	0.37	0.41	0.41	0.59
Nonperforming Assets / Loans & ORE	0.56	0.52	0.56	0.58	0.73
Allowance / Loans	1.37	1.38	1.39	1.37	1.40
Allowance / Nonperforming Loans	322.96	368.34	337.19	335.19	238.66
Allowance / Nonperforming Assets	244.91	263.16	245.72	235.81	191.85
Past Due Loans over 90 days	23,178	27,453	23,295	21,138	23.254
As a Percentage of Loans Outstanding	0.12	0.15	0.14	0.13	0.15
Total Past Dues	118,390	109,385	129,844	109,672	111.269
As a Percentage of Loans Outstanding	0.63	0.61	0.76	0.67	0.70

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)

	September 30,2004	December 31, 2003	September 30, 2003
Tier 1 Capital	$2,276,827	2,091,755	2,012,154
Total Risk-Based Capital	2,834,432	2,617,814	2,535,615
Tier 1 Capital Ratio	9.95%	10.43	10.00
Total Risk-Based Capital Ratio	12.39	13.06	12.98
Leverage Ratio	9.76	10.09	9.84

(1)	September 30, 2004 information is preliminary.